Exhibit 10.4

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is entered into as of [●], 2023 (the “Effective Date”) by and between GEN Restaurant Group, Inc., a Delaware corporation (the “Company”), and [●] (the “Indemnitee”).

RECITALS

WHEREAS, the Board of Directors (the “Board”) has determined that the inability to attract and retain qualified persons as directors and officers is detrimental to the best interests of the Company’s stockholders and that the Company should act to assure such persons that there shall be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the Company;

WHEREAS, the Company has adopted provisions in its Bylaws providing for indemnification and advancement of expenses of its directors and officers to the fullest extent authorized by the General Corporation Law of the State of Delaware (the “DGCL”), and the Company wishes to clarify and enhance the rights and obligations of the Company and the Indemnitee with respect to indemnification and advancement of expenses;

WHEREAS, in order to induce and encourage highly experienced and capable persons such as the Indemnitee to serve and continue to serve as directors and officers of the Company and in any other capacity with respect to the Company as the Company may request, and to otherwise promote the desirable end that such persons shall resist what they consider unjustified lawsuits and claims made against them in connection with the good faith performance of their duties to the Company, with the knowledge that certain costs, judgments, penalties, fines, liabilities, and expenses incurred by them in their defense of such litigation are to be borne by the Company and they shall receive appropriate protection against such risks and liabilities, the Board has determined that the following Agreement is reasonable and prudent to promote and ensure the best interests of the Company and its stockholders; and

WHEREAS, the Company desires to have the Indemnitee continue to serve as a director or officer of the Company and in any other capacity with respect to the Company as the Company may request, as the case may be, free from undue concern for unpredictable, inappropriate, or unreasonable legal risks and personal liabilities by reason of the Indemnitee acting in good faith in the performance of the Indemnitee’s duty to the Company; and the Indemnitee desires to continue so to serve the Company, provided, and on the express condition, that he or she is furnished with the protections set forth hereinafter.

AGREEMENT

NOW, THEREFORE, in consideration of the Indemnitee’s continued service as a director or officer of the Company, the parties hereto agree as follows:

1.    Definitions. For purposes of this Agreement:

(a)    A “Change in Control” will be deemed to have occurred if, with respect to any particular 24-month period, the individuals who, at the beginning of such 24-month period, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such 24-month period whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

(b)    “Disinterested Director” means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by the Indemnitee.

(c)    “Expenses” includes, without limitation, expenses incurred in connection with the defense or settlement of any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative, or legislative hearing, or any other threatened, pending, or completed proceeding, whether brought by or in the right of the Company or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative, or other nature, attorneys’ fees, witness fees and expenses, fees and expenses of accountants and other advisors, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds, or their equivalents), and any expenses of establishing a right to indemnification or advancement under Sections 9, 11, 13, and 16 hereof, but shall not include the amount of judgments, fines, ERISA excise taxes, or penalties actually levied against the Indemnitee, or any amounts paid in settlement by or on behalf of the Indemnitee.

(d)    “Independent Counsel” means a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or the Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a request for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s right to indemnification under this Agreement.

(e)    “Proceeding” means any action, suit, arbitration, alternative dispute resolution mechanism, investigation (whether formal or informal), inquiry, judicial, administrative, or legislative hearing, or any other threatened, pending, or completed proceeding, whether brought by or in the right of the Company or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative, or other nature, to which the Indemnitee was or is a party or is threatened to be made a party or is otherwise involved in by reason of the fact that the Indemnitee is or was a director, officer, employee, agent, or trustee of the Company or while a director, officer, employee, agent, or trustee of the Company is or was serving at the request of the Company as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (including as a deemed fiduciary thereto), or by reason of anything done or not done by the Indemnitee in any such capacity, whether or not the Indemnitee is serving in such capacity at the time any expense, liability, or loss is incurred for which indemnification or advancement can be provided under this Agreement.

2.    Service by the Indemnitee. The Indemnitee shall serve and/or continue to serve as a director or officer of the Company faithfully and to the best of the Indemnitee’s ability so long as the Indemnitee is duly elected or appointed and until such time as the Indemnitee’s successor is elected and qualified or the Indemnitee is removed as permitted by applicable law or tenders a resignation in writing.

3.    Indemnification and Advancement of Expenses. The Company shall indemnify and hold harmless the Indemnitee, and shall pay to the Indemnitee in advance of the final disposition of any Proceeding all Expenses incurred by the Indemnitee in defending any such Proceeding, to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, all on the terms and conditions set forth in this Agreement. Without diminishing the scope of the rights provided by this Section, the rights of the Indemnitee to indemnification and advancement of Expenses provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification or advancement of Expenses shall be paid to the Indemnitee:

(a)    to the extent expressly prohibited by applicable law of the Company by a court of competent jurisdiction in a final adjudication not subject to further appeal;

(b)    for and to the extent that payment is actually made to the Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, provision of the certificate of incorporation or bylaws, or agreement of the Company or any other company or other enterprise (and the Indemnitee shall reimburse the Company for any amounts paid by the Company and subsequently so recovered by the Indemnitee); or

(c)    in connection with an action, suit, or proceeding, or part thereof voluntarily initiated by the Indemnitee (except as to counterclaims asserted by the Indemnitee in an action, suit, or proceeding initiated by the Company), and except a judicial proceeding or arbitration pursuant to Section 11 to enforce rights under this Agreement, unless the action, suit, or proceeding, or part thereof, was authorized or ratified by the Board of Directors of the Company or the Board of Directors otherwise determines that indemnification or advancement of Expenses is appropriate.

4.    Action or Proceedings Other than an Action by or in the Right of the Company. Except as limited by Section 3 above, the Indemnitee shall be entitled to the indemnification rights provided in this Section if the Indemnitee was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding (other than an action by or in the right of the Company) by reason of the fact that the Indemnitee is or was a director, officer, employee, agent, or trustee of the Company or while a director, officer, employee, agent, or trustee of the Company is or was serving at the request of the Company as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by the Indemnitee in any such capacity. Pursuant to this Section, the Indemnitee shall be indemnified against all expense, liability, and loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred by the Indemnitee in connection with such Proceeding, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

5.    Indemnity in Proceedings by or in the Right of the Company. Except as limited by Section 3 above, the Indemnitee shall be entitled to the indemnification rights provided in this Section if the Indemnitee was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director, officer, employee, agent, or trustee of the Company or while a director, officer, employee, agent, or trustee of the Company is or was serving at the request of the Company as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by the Indemnitee in any such capacity. Pursuant to this Section, the Indemnitee shall be indemnified against all expense, liability, and loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred by the Indemnitee in connection with such Proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which the DGCL expressly prohibits such indemnification by reason of any adjudication of liability of the Indemnitee to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is entitled to indemnification for such expense, liability, and loss as such court shall deem proper.

6.    Indemnification for Costs, Charges, and Expenses of Successful Party. Notwithstanding any limitations of Sections 3(c), 4, and 5 above, to the extent that the Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of any Proceeding, or in defense of any claim, issue, or matter therein, including, or if it is ultimately determined, by final judicial decision of a court of competent jurisdiction, that the Indemnitee is otherwise entitled to be indemnified against Expenses, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee in connection therewith. For these purposes and without limitation, Indemnitee will be deemed to have been “successful on the merits” in circumstances including but not limited to the termination of any Proceeding or of any claim, issue or matter therein, by the winning of a dismissal (with or without prejudice), motion for summary judgment, settlement (with or without court approval), or upon a plea of nolo contendere or its equivalent.

7.    Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expense, liability, and loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred in connection with any Proceeding, or in connection with any judicial proceeding or arbitration pursuant to Section 11 to enforce rights under this Agreement, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such expense, liability, and loss actually and reasonably incurred to which the Indemnitee is entitled.

8.    Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the maximum extent permitted by the DGCL, the Indemnitee shall be entitled to indemnification against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf if the Indemnitee appears as a witness or otherwise incurs legal expenses as a result of or related to the Indemnitee’s service as a director or officer of the Company, in any threatened, pending, or completed action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative, or legislative hearing, or any other threatened, pending, or completed proceeding, whether of a civil, criminal, administrative, legislative, investigative, or other nature, to which the Indemnitee neither is, nor is threatened to be made, a party.

9.    Determination of Entitlement to Indemnification. To receive indemnification under this Agreement, the Indemnitee shall submit a written request to the Secretary of the Company. Such request shall include documentation or information that is necessary for such determination, is reasonably available to the Indemnitee, and is not already in the control of the Company. Upon receipt by the Secretary of the Company of a written request by the Indemnitee for indemnification, the entitlement of the Indemnitee to indemnification, to the extent such indemnification is not required pursuant to the terms of Section 6 or Section 8 of this Agreement, shall be determined by the following person or persons who shall be empowered to make such determination (as selected by the Board of Directors, except with respect to Section 9(e) below): (a) the Board of Directors of the Company by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum; (b) a committee of Disinterested Directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (c) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; (d) the stockholders of the Company; or (e) in the event that a Change in Control has occurred, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. Such Independent Counsel shall be selected by the Board of Directors and approved by the Indemnitee, except that in the event that a Change in Control has occurred, Independent Counsel shall be selected by the Indemnitee. Upon failure of the Board of Directors so to select such Independent Counsel or upon failure of the Indemnitee so to approve (or so to select, in the event a Change in Control has occurred), such Independent Counsel shall be selected upon application to a court of competent jurisdiction. The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by the Company not later than 60 calendar days after receipt by the Secretary of the Company of a written request for indemnification. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues, or matters at issue at the time of the determination.

10.    Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of the Indemnitee’s written request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 9 that the Indemnitee has made such request for indemnification. Upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in making any determination contrary to such presumption by clear and convincing evidence. If the person or persons so empowered to make such determination shall have failed to make the requested determination with respect to indemnification within 60 calendar days after receipt by the Secretary of the Company of such request, a requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification, absent actual fraud in the request for indemnification. The termination of any Proceeding described in Sections 4 or 5 by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had reasonable cause to believe his or her conduct was unlawful or (b) otherwise adversely affect the rights of the Indemnitee to indemnification except as may be provided herein.

11.    Remedies of the Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses; Right to Bring Suit. In the event that a determination is made that the Indemnitee is not entitled to indemnification hereunder or if payment is not timely made following a determination of entitlement to indemnification pursuant to Sections 9 and 10, or if an advancement of Expenses is not timely made pursuant to Section 16, the Indemnitee may at any time thereafter bring suit against the Company seeking an adjudication of entitlement to such indemnification or advancement of Expenses, and any such suit shall be brought in the Court of Chancery of the State of Delaware unless otherwise required by the law of the state in which the Indemnitee primarily resides and works. Alternatively, the Indemnitee at the Indemnitee’s option may seek an award in an arbitration to be conducted by a single arbitrator in the State of Delaware pursuant to the rules of the American Arbitration Association, such award to be made within 60 calendar days following the filing of the demand for arbitration. The Company shall not oppose the Indemnitee’s right to seek any such adjudication or award in arbitration. In any suit or arbitration brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit or arbitration brought by the Indemnitee to enforce a right to an advancement of Expenses), it shall be a defense that the Indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL, including the standard described in Section 4 or 5, as applicable. Further, in any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the Company shall be entitled to recover such Expenses upon a final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that the Indemnitee has not met the standard of conduct described above. Neither the failure of the Company (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel, or its stockholders) to have made a determination prior to the commencement of such suit or arbitration that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the standard of conduct described above, nor an actual determination by the Company (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel, or its stockholders) that the Indemnitee has not met the standard of conduct described above shall create a presumption that the Indemnitee has not met the standard of conduct described above, or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of Expenses hereunder, or brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 11 or otherwise shall be on the Company. If a determination is made or deemed to have been made pursuant to the terms of Section 9 or 10 that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding, and enforceable. The Company further agrees to stipulate in any court or before any arbitrator pursuant to this Section 11 that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification or advancement of Expenses hereunder, the Company shall pay all Expenses actually and reasonably incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings) to the fullest extent permitted by law, and in any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the Company shall pay all Expenses actually and reasonably incurred by the Indemnitee in connection with such suit to the extent the Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of such suit, to the fullest extent permitted by law.

12.    Non-Exclusivity of Rights. The rights to indemnification and to the advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other right that the Indemnitee may now or hereafter acquire under any applicable law, agreement, vote of stockholders or Disinterested Directors, provisions of a charter or bylaws (including the Certificate of Incorporation or Bylaws of the Company), or otherwise.

13.    Expenses to Enforce Agreement. In the event that the Indemnitee is subject to or intervenes in any action, suit, or proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce the Indemnitee’s rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if the Indemnitee prevails in whole or in part in such action, suit, or proceeding, shall be entitled to recover from the Company and shall be indemnified by the Company against any Expenses actually and reasonably incurred by the Indemnitee in connection therewith.

14.    Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period the Indemnitee is a director, officer, employee, agent, or trustee of the Company or while a director, officer, employee, agent, or trustee is serving at the request of the Company as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, and shall continue thereafter with respect to any possible claims based on the fact that the Indemnitee was a director, officer, employee, agent, or trustee of the Company or was serving at the request of the Company as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan. This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the Indemnitee’s heirs, executors, and administrators. In addition, the Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement and indemnify Indemnitee to the fullest extent permitted by law.

15.    Notification and Defense of Proceeding. Promptly after receipt by the Indemnitee of notice of any Proceeding, the Indemnitee shall, if a request for indemnification or an advancement of Expenses in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission so to notify the Company shall not relieve it from any liability that it may have to the Indemnitee. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which the Indemnitee notifies the Company:

(a)    The Company shall be entitled to participate therein at its own expense.

(b)    Except as otherwise provided in this Section 15(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement for any expenses of counsel subsequently incurred by the Indemnitee in connection with the defense thereof except as otherwise provided below. The Indemnitee shall have the right to employ the Indemnitee’s own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such Proceeding, (iii) the fees and expenses are non-duplicative and reasonably incurred in connection with Indemnitee’s role in the Proceeding despite the Company’s assumption of the defense, (iv) the Company is not financially or legally able to perform its indemnification obligations, or (v) the Company shall not within 60 calendar days of receipt of notice from the Indemnitee in fact have employed counsel to assume the defense of the Proceeding, in each of which cases the fees and expenses of the Indemnitee’s counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have made the conclusion provided for in (ii) above. Indemnitee agrees that any such separate counsel retained by indemnitee will be a member of any approved list of panel counsel under the Company’s applicable directors’ and officers’ liability insurance policy, should the applicable policy provide for a panel of approved counsel and should such approved panel list comprise law firms with well-established reputations in the type of litigation at issue. (For clarity, the fact of a firm’s being part of a panel shall not be evidence of a firm’s having a well-established national reputation for the type of litigation at issue).

(c)    Notwithstanding any other provision of this Agreement, the Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company’s written consent, or for any judicial or other award, if the Company was not given an opportunity, in accordance with this Section 15, to participate in the defense of such Proceeding. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to the Indemnitee, or that would directly or indirectly constitute or impose any admission or acknowledgment of fault or culpability with respect to the Indemnitee, without the Indemnitee’s written consent. Neither the Company nor the Indemnitee shall unreasonably withhold its consent to any proposed settlement. Further, the Company shall not, on its own behalf, settle any part of any Proceeding to which Indemnitee is party with respect to other parties (including the Company) if any portion of such settlement is to be funded from corporate insurance proceeds unless approved by (i) the written consent of Indemnitee or (ii) a majority of the independent directors of the board; provided, however, that the right to constrain the Company’s use of corporate insurance as described in this section shall terminate at the time the Company concludes (per the terms of this Agreement) that (i) Indemnitee is not entitled to indemnification pursuant to this agreement, or (ii) such indemnification obligation to Indemnitee has been fully discharged by the Company.

16.    Advancement of Expenses. All Expenses incurred by the Indemnitee in defending any Proceeding described in Section 4 or 5 shall be paid by the Company in advance of the final disposition of such Proceeding at the request of the Indemnitee. The Indemnitee’s right to advancement shall not be subject to the satisfaction of any standard of conduct. Advances shall be made without regard to the Indemnitee’s ultimate entitlement to indemnification under the provisions of this Agreement or otherwise, ability to repay the expenses, or entitlement to and availability of insurance coverage, including advancement, payment or reimbursement of defense costs, expenses or covered loss under the provisions of any applicable insurance policy (including, without limitation, whether such advancement, payment or reimbursement is withheld, conditioned or delayed by the insurer(s)). Advances shall be unsecured and interest free. To receive an advancement of Expenses under this Agreement, the Indemnitee shall submit a written request to the Secretary of the Company. Such request shall reasonably evidence the Expenses incurred by the Indemnitee, provided, however, that Indemnitee shall not be required to provide any documentation or information to the extent that the provision thereof would undermine or otherwise jeopardize attorney-client privilege. Advances shall include any and all reasonable Expenses incurred pursuing a Proceeding to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. Each such advancement of Expenses shall be made within 20 calendar days after the receipt by the Secretary of the Company of such written request. The Indemnitee’s entitlement to Expenses under this Agreement shall include those incurred in connection with any action, suit, or proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to Section 11 of this Agreement (including the enforcement of this provision) to the extent the court or arbitrator shall determine that the Indemnitee is entitled to an advancement of Expenses hereunder. Without limiting the generality or effect of the foregoing, within thirty days after any request by

Indemnitee, the Company shall, in accordance with such request (but without duplication), (a) pay such Expenses on behalf of Indemnitee, (b) advance to Indemnitee funds in an amount sufficient to pay such Expenses, or (c) reimburse Indemnitee for such Expenses. The right to advances under this paragraph shall in all events continue until final disposition of any Proceeding, including any appeal therein. The Indemnitee shall qualify for advances upon the execution and delivery to the Company of this Agreement, which shall constitute an undertaking providing that the Indemnitee undertakes to the fullest extent permitted by law to repay the advance (without interest) if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to further appeal, that Indemnitee is not entitled to be indemnified by the Company. No other form of undertaking shall be required other than the execution of this Agreement. The Company shall not seek from a court, or agree to, a “bar order” which would have the effect of prohibiting or limiting the Indemnitee’s rights to receive advancement of expenses under this Agreement.

17.    D&O Insurance.

(a)    If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies. The Company will instruct the insurers and their insurance brokers that they may communicate directly with Indemnitee regarding such claim.

(b)    In the event of a Change in Control or the Company’s becoming insolvent, the Company shall undertake all commercially reasonable efforts to maintain in force any and all insurance policies then maintained by the Company in providing insurance – directors’ and officers’ liability, fiduciary, employment practices or otherwise – in respect of the individual directors and officers of the Company, for a fixed period of six years thereafter (a “Tail Policy”). Such coverage shall be non-cancellable and shall be placed and serviced for the duration of its term by the Company’s incumbent insurance broker. The Company shall direct such broker to place the Tail Policy with the incumbent insurance carriers using the policies that were in place at the time of the Change in Control event (unless the incumbent carriers will not offer such policies, in which case the Tail Policy placed by the Company’s insurance broker shall be substantially comparable in scope and amount as the expiring policies, and the insurance carriers for the Tail Policy shall have an AM Best rating that is the same or better than the AM Best ratings of the expiring policies).

18.    Contribution. If the indemnification provided pursuant to this Agreement is unavailable in whole or in part and may not be paid to Indemnitee for any reason other than those set forth in Section 3, then in respect to any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), to the fullest extent permissible under applicable law, the Company, in lieu of indemnifying and holding harmless Indemnitee, shall pay, in the first instance, the entire amount incurred by Indemnitee, whether for Expenses, judgments, decisions of arbitrators, fines, penalties, and/or amounts paid or to be paid in settlement, in connection with any Proceeding without requiring Indemnitee to contribute to such payment, and the Company hereby waives and relinquishes any right of contribution it may have at any time against Indemnitee; provided, however, that such right to contribution described in this section shall terminate at the time the Company concludes (per the terms of this Agreement) that (i) Indemnitee is not entitled to indemnification pursuant to this agreement, or (ii) such indemnification obligation to Indemnitee has been fully discharged by the Company.

19.    Information Sharing. If Indemnitee is the subject of or is implicated in any way during an investigation, whether formal or informal, the Company shall promptly notify the Indemnitee of such investigation. The Company shall further share with Indemnitee any information it has turned over to any third parties concerning the investigation (“Shared Information”) at the time such information is so furnished. By executing this agreement, Indemnitee agrees that such Shared Information is material non-public information that Indemnitee is obligated to hold in confidence and may not disclose publicly; provided, however, that Indemnitee is permitted to use the Shared Information and to disclose such Shared information to Indemnitee’s legal counsel and third parties solely in connection with defending Indemnitee from legal liability.

20.    Monetary Damages Insufficient/Specific Performance. The Company and Indemnitee agree that a monetary remedy for breach of this Agreement may be inadequate, impracticable and difficult of proof, and further agree that such breach may cause Indemnitee irreparable harm. Accordingly, the parties hereto agree that Indemnitee may enforce this Agreement by seeking injunctive relief and/or specific performance hereof, without any necessity of showing actual damage or irreparable harm (having agreed that actual and irreparable harm will result in not forcing the Company to specifically perform its obligations pursuant to this Agreement) and that by seeking injunctive relief and/or specific performance, Indemnitee shall not be precluded from seeking or obtaining any other relief to which he may be entitled. The Company and Indemnitee further agree that Indemnitee shall be entitled to such specific performance and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bonds or other undertaking in connection therewith. The Company acknowledges that in the absence of a waiver, a bond or undertaking may be required of Indemnitee by the Court, and the Company hereby waives any such requirement of a bond or undertaking. If Indemnitee seeks mandatory injunctive relief, it shall not be a defense to enforcement of the Company’s obligations set forth in this Agreement that Indemnitee has an adequate remedy at law for damages.

21.    Severability; Prior Indemnification Agreements. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law (a) the validity, legality, and enforceability of such provision in any other circumstance and of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not by themselves invalid, illegal, or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to the Indemnitee to the fullest extent set forth in this Agreement. This Agreement shall supersede and replace any prior indemnification agreements entered into by and between the Company and the Indemnitee and any such prior agreements shall be terminated upon execution of this Agreement.

22.    Headings; References; Pronouns. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the singular or plural as appropriate.

23.    Other Provisions.

(a)    This Agreement and all disputes or controversies arising out of or related to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of conflicts of laws principles of the State of Delaware, unless otherwise required by the law of the state in which the Indemnitee primarily resides and works.

(b)    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

(c)    This Agreement shall not be deemed an employment contract between the Company and any Indemnitee who is an officer of the Company, and, if the Indemnitee is an officer of the Company, the Indemnitee specifically acknowledges that the Indemnitee may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between the Indemnitee and the Company.

(d)    In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee (excluding insurance obtained on the Indemnitee’s own behalf), and the Indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

(e)    This Agreement may not be amended, modified, or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, shall preclude any other or further exercise thereof or the exercise of any other right or power.

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IN WITNESS WHEREOF, the Company and the Indemnitee have caused this Agreement to be executed as of the date first written above.

GEN RESTAURANT GROUP, INC.

By:
Name:
Title:

Indemnitee

SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT